UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 13, 2006

(Date of earliest event reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 E. Bonita Avenue Pomona, California	91767
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (909) 624-8041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

EXPLANATORY NOTE: The Form 8-K filed on June 19, 2006 by the registrant contained an inadvertent error in the first paragraph; the date referred to as June 14, 2007 should read June 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

Date: June 20, 2006	By:	/s/ James C. Lockwood
James C. Lockwood Secretary